NEWS RELEASE

ALASKA SILVER ANNOUNCES DECOMPRESSION OF PROPORTIONATE VOTING SHARES

TUCSON, ARIZONA, US - February 11, 2026 - Alaska Silver Corp. (the "Company," "Alaska Silver" or "WAM") (TSXV: "WAM") announces that, in accordance with the Articles of the Company, it is initiating a simplification of the Company's capital structure through the conversion of all issued and outstanding proportionate voting shares ("PV Shares") into subordinate voting shares of the Company ("SV Shares") on the basis of one hundred (100) SV Shares for every one (1) PV Share (the "Conversion").

Kit Marrs, CEO, explained: "Our two-class share structure, which is a relic of our prior "Foreign Private Issuer" ("FPI") status under U.S. securities laws, is an unnecessary burden on the Company and is a source of confusion for our shareholders. Our goal in 2026 is to provide a simpler share structure for Alaska Silver that should serve to enhance trading liquidity while providing shareholders with a clearer understanding of our market value."

Background

A corporation that is incorporated in a jurisdiction outside the United States that has a majority of its voting equity securities held by non-U.S. residents qualifies as a "foreign private issuer" (as defined in Rule 405 of the U.S. Securities Act) for U.S. securities law purposes. Under guidance from the Securities and Exchange Commission ("SEC"), an issuer may determine U.S. resident ownership of voting equity securities using one of two methods. The issuer may look to whether more than 50 percent of the voting power of all classes of voting equity securities, on a combined basis, is directly or indirectly owned of record by residents of the United States. Alternatively, an issuer may make the determination based on the number of issued voting equity securities. Issuers must apply a determination methodology on a consistent basis.

Based on this guidance, the Company historically elected to use the latter method to determine U.S. resident ownership of its voting equity securities and the Company's share structure and authorized capital was structured to, among other things, better maintain compliance of its foreign private issuer status. However, on January 1, 2025, the Company determined that a majority of its voting equity securities were held by residents of the United States resulting in the Company no longer qualifying as a foreign private issuer. As such, the Company now has to comply with U.S. domestic SEC reporting and corporate governance requirements.

Accordingly, the board of directors has determined that it is no longer in the best interests of the Company to have the PV Shares be maintained as a separate class of shares of the Company, as the dual class structure no longer serves as a benefit to maintain foreign private issuer status.

Mechanics of Conversion

The Company has set the record date for the Conversion as March 9, 2026 (the "Record Date"). On the Record Date, holders of PV Shares as of such date will be issued certificates or DRS advice statements representing the number of SV Shares into which the PV Shares are so converted, and each existing certificate representing the PV Shares (or other evidence thereof) will be null and void. In the case of fractional PV Shares, the holder thereof will be issued such number of SV Shares as is determined by multiplying the fraction by 100.

SV Shares issued upon the conversion of PV Shares to U.S. residents will include restrictive legends outlining transfer limitations under U.S. securities laws. Holders of these SV Shares are expected to be eligible to initiate a process, such as a Rule 144 opinion, to have these legends removed, facilitating future trading. Approximately 73% of the PV Shares to be converted are held by ten key officers, founders, directors and long-time major shareholders.  These persons have entered into voluntary lock-up agreements to restrict the sale of their shares for up to 12 months following the Record Date subject to certain limited exceptions.  These locked up shares will be released in stages: 50% at 6 months, an additional 25% at 9 months, and the remaining 25% at 12 months.

Following the Conversion, it is the intention of the Company to re-identify the SV Shares as "Common Shares" at the Company's next annual general meeting of shareholders.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy any of the Company's securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from registration, nor shall there be any offer, solicitation or sale of any of the Company's securities in any state or jurisdiction in which such offers, solicitations or sales would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Alaska Silver

Alaska Silver is one of the pioneers of North America's next major silver and critical minerals district at the Illinois Creek Project, a prolific 8-km mineral corridor hosting two stand-alone deposits with a new Warm Springs discovery zone in between (the "IC project"). The claims of the IC project cover a 100% owned land package of 73,535 acres (115 square miles or 29,758 hectares), located approximately 38 kilometers from the region's marine highway, the Yukon River.

"Kit Marrs"

Kit Marrs

President & CEO

Phone: (520) 200-1667

kit@alaskasilver.com

Patrick Donnelly
Executive Vice President
pat@alaskasilver.com

Or visit our website at: www.alaskasilver.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Information

This news release contains "forward-looking information" within the meaning of applicable Canadian securities legislation. "Forward-looking information" includes, but is not limited to, statements with respect to the activities, events or developments that the Company expects or anticipates will or may occur in the future. Generally, but not always, forward-looking information can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", or "believes" or the negative connotation thereof or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" or the negative connation thereof. This forward-looking information relates to, among other things, the intended timing and completion of the Conversion, and the Company's expectation that the Conversion will result in enhanced trading liquidity and a clearer understanding of the Company's market value for investors.

Such forward-looking information is based on numerous assumptions, including among others, that the Company will complete the Conversion on the timing anticipated, and that the Conversion will result in enhanced trading liquidity and a clearer understanding of the Company's market value for investors. Although the assumptions made by the Company in providing forward-looking information is considered reasonable by management at the time, there can be no assurance that such assumptions will prove to be accurate and actual results and future events could differ materially from those anticipated in such information.

Important factors that could cause actual results to differ materially from the Company's plans or expectations include the risk that the Company will not be able to complete the Conversion on the timing anticipated or at all, and the risk that the Conversion will not result in enhanced trading liquidity or a clearer understanding of the Company's market value for investors. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in the forward-looking information or implied by forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking information or financial outlook that are incorporated by reference herein, except in accordance with applicable securities laws. Any forward-looking information contained in this news release is expressly qualified in their entirety by this cautionary statement. We seek safe harbor.